Exhibit 10.64a
                                                       --------------

                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of December 30, 1997, made by American Mobile Satellite Corporation, a Delaware corporation (the "Pledgor"), to Hughes Communications Satellite Services, Inc., a California corporation (the "Secured Party").


                              W I T N E S S E T H:


                  WHEREAS, each of the Pledgor, as Parent Guarantor, AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia Public Service corporation (the "Borrower"), and the Secured Party, as Lender, have entered into a Bridge Loan Agreement, dated as of December 30, 1997 (said Agreement, as it may be amended or otherwise modified from time to time, being the "Bridge Loan Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined);

                  WHEREAS, the Pledgor is the legal and beneficial owner of eighty percent (80%) of the issued and outstanding shares of common stock of AMRC Holdings, Inc., a Delaware corporation ("AMRC Holdings") as described in
Schedule I hereto (the "Pledged Shares"); and

                  WHEREAS, it is a condition precedent under the Bridge Loan Agreement to the making of the Loan that the Pledgor shall have made the pledge contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make the Loan, the Pledgor hereby agrees with the Secured Party as follows:

                  SECTION 1. Pledge. (a) The Pledgor hereby pledges to the Secured Party, and grants to the Secured Party, a security interest in, the following (the "Pledged Collateral"):

                         (i) all of the Pledged Shares;

                         (ii) all additional shares of stock or other securities
                    of AMRC Holdings from time to time acquired by the Pledgor in any manner and all shares of stock or other securities of AMRC Holdings held by or owned by any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of the Pledgor (any such shares being "Additional Shares");

                         (iii) the certificates representing the shares referred
                    to in clauses (i) and (ii) above; and



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                         (iv)  all  dividends,   cash,   instruments  and  other
                    property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

                  (b) Upon payment in full of the Secured Obligations under the Bridge Loan Agreement, the pledge and security interest granted pursuant to this
Section 1 shall terminate. Upon such termination, the Secured Party shall execute and deliver to the Pledgor, at the Pledgor's sole expense, such documents as the Pledgor shall reasonably request to evidence the termination of such pledges or security interests or the release of all Pledged Collateral, as the case may be.

                  SECTION 2. Security for Obligations. This Agreement secures and the Pledged Collateral is security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Secured Obligations of the Borrower under (and as defined in) the Bridge Loan Agreement.

                  SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral; provided, however, that notwithstanding anything contained herein to the contrary, any such transfer or registration in the name of a nominee shall be subject to the assumption by such transferee or nominee of the terms and conditions of the AMRC Holdings Shareholders' Agreement, as described in Section 7(a)(i)(E) below. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. The Pledgor makes the following representations:

                  (a) The Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute eighty percent (80%) of the issued and outstanding shares of AMRC Holdings.

                  (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for the Lien and security interest created by this Agreement.



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                  (c)  The  pledge  of  the  Pledged  Shares  pursuant  to  this
Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of all of the Secured Obligations.

                  (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or third party is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Secured Party of the rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required by the rules and regulations of the Federal Communications Commission (the "FCC") from time to time in effect in connection with the disposition of, exercise of voting rights with respect to, or transfer of control of, the Pledged Collateral, or by laws affecting the offering and sale of securities generally, and except for any written consent of other shareholders required under Section 2.01(a) of the Shareholders' Agreement, dated as of May 16, 1997, by and among the Pledgor, WorldSpace, Inc. and the Parent Guarantor.

                  SECTION 5. Further Assurances, Etc. (a) The Pledgor agrees that at any time and from time to time, at the cost and expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect the Lien and security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  (b) The Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon and security interest therein of the Secured Party against the claim of any other Person and to maintain and preserve such Lien and security interest until indefeasible payment in full of all of the Secured Obligations.

                  SECTION 6.  Voting Rights; Dividends; Etc.

                  (a) As long as no Event of Default or event which with lapse of time or lack of notice would have become an Event of Default shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Secured Party to the Pledgor):



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                         (i) The Pledgor  shall be entitled to exercise  any and
                    all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Secured Party's judgment, exercised reasonably, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that the Pledgor shall give the Secured Party at least five Business Days' written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right.

                         (ii) The  Pledgor  shall not be  entitled to receive or
                    retain (A) any cash dividends paid in respect of the Pledged Collateral, or (B) any other dividends paid in respect of the Pledged Collateral, including, without limitation, any of the following:

                                    (x) dividends paid or payable in respect of,
                           and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged
                           Collateral,

                                    (y) dividends and other  distributions  paid
                           or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (z)  cash   paid,   payable   or   otherwise
                           distributed in redemption of, or in exchange for, any Pledged Collateral,

                  all of which, together with any cash dividends received by the Pledgor in violation of clause (A) of this clause (ii), shall be forthwith delivered to the Secured Party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                         (i) Upon  notice by the Secured  Party to the  Pledgor,
                    all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.


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                         (ii) The  Pledgor  shall,  if  necessary  to permit the
                    Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to the Secured Party, from time to time and upon written notice of the Secured Party, appropriate proxies, dividend payment orders and other instruments as the Secured Party may reasonably request. The foregoing shall not in any way limit the Secured Party's power and authority granted pursuant to Section 8 hereof.

                  SECTION 7. Transfers and Other Liens; Additional Shares. (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of any of the Pledged Collateral, or grant any option or warrant with respect to, any of the Pledged Col lateral, other than those options which may be granted to WorldSpace, Inc., a Maryland corporation ("WorldSpace"), pursuant to:

         (A) the Participation Agreement, dated as of March 14, 1997, by and between WorldSpace, American Mobile Radio Corporation, a Delaware corporation ("AMRC"), and Pledgor;

         (B) the Memorandum of Understanding, dated as of April 15, 1997, by and between WorldSpace, AMRC and Pledgor;

         (C) the Bridge, Additional Amounts and Working Capital Credit Facility, dated as of May 16, 1997, among AMRC Holdings, AMRC, Pledgor and WorldSpace;

         (D) the Stock Subscription and Exchange Agreement, dated as of May 16, 1997, by and between WorldSpace, AMRC Holdings, AMRC and Pledgor;

         (E) the Shareholders' Agreement, dated as of May 16, 1997, by and between AMRC Holdings, WorldSpace and Pledgor (the "AMRC Holdings Shareholders' Agreement");

         (F) the Bridge Option, dated as of May __, 1997, between AMRC Holdings and WorldSpace;

         (G) the Additional Amounts Option, dated as of May 16, 1997, between AMRC and WorldSpace;

         (H) the Working Capital Option, dated as of May 16, 1997, between AMRC Holdings and WorldSpace; and



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         (I)      the Security Agreement, dated as of May 16, 1997, between AMRC
                  Holdings and WorldSpace

         (collectively, the "Existing WorldSpace Arrangements"),


or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien and the security interest created pursuant to this Agreement.

                  (b) The Pledgor agrees that it will (i) not vote any of the Pledged Shares in favor of the issuance of any shares of stock or other securities of AMRC Holdings in addition to or in substitution for the Pledged Shares, (A) except with the written consent of the Secured Party, to the Pledgor, and (B) except for any shares to be issued pursuant to the Existing WorldSpace Arrangements, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within two Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by the Pledgor or any other owner of Additional Shares, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or instruments representing or evidencing the same. The Pledgor hereby (i) authorizes the Secured Party to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, with respect to any and all Additional Shares pledged by the Pledgor, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

                  SECTION 8. Secured Party Appointed Attorney-in-Fact and Proxy. The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Secured Party's discretion, exercised reasonably, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same and to vote or grant any consent in respect of the Pledged Shares authorized by
Section 6(b) hereof. The Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full.


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                  SECTION 9. Secured Party May Perform.  If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof and constitute Secured Obligations secured hereby.

                  SECTION 10. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property of a similar nature, it being understood that the Secured Party shall not be responsible for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

                  SECTION 11. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Secured Party may, subject to the rules and regulations of the FCC from time to time in effect, if applicable, exercise any or all of the followings rights, remedies and recourses which may now or hereafter exist in equity or at law:

                  (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code in effect in the State of New York at that time, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable; except that, notwithstanding anything contained herein to the contrary, the right of the Secured Party to sell and assign or otherwise transfer any of the Pledged Collateral shall be subject, at all times, to the terms and conditions of the AMRC Holdings Shareholders' Agreement. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or


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private  sale from  time to time by  announcement  at the time and  place  fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                  (b) The Secured Party may elect to obtain (at the Pledgor's expense) the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of the Pledged Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.

                  (c) If the Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to this Section 11, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own cost and expense:

                         (i) execute and  deliver,  and use its best  efforts to
                    cause the issuer of the Pledged Shares and its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto;

                         (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party;

                         (iii) make available to its security  holders,  as soon
                    as practicable, an earning statement which will satisfy the provisions of section 11(a) of the Securities Act; and


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                         (iv) do or cause to be done  all  such  other  acts and
                    things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of the failure by the Pledgor to perform any of the covenants contained in this Section 11 and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Secured Party shall demand compliance with this Section.

                  (d) The Pledgor recognizes that, by reason of the aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may, at its option, elect not to require the Pledgor to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                  (e) If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall, from time to time, furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

                  (f) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realiza tion upon all or any part of the Pledged Collateral shall be applied by the Secured Party:

                  First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Secured Party and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith or pursuant to Section 9 hereof;

                  Next, toward  the  payment in full of the Secured Obligations;
and

                  Finally, after payment in full of all of the Secured Obligations, to the payment to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                  SECTION 12. Expenses. The Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realiza tion upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Secured Party, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 13.  Security  Interest  Absolute.   All rights of the
Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                         (i) any lack of validity or enforceability of any provision of the Bridge Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto;

                         (ii) any change in the time, manner or place of payment
                    of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Bridge Loan Agreement or any other Loan Document;

                         (iii) any exchange,  release or  non-perfection  of any
                    Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                         (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor (other than payment in full of the Secured Obligations).

                  SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing, approved by the Secured Party and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied (with a subsequent hard copy mailed or delivered by hand, Federal Express or any other nationally recognized courier service) or delivered by hand, Federal Express or any other nationally recognized courier service, if to the Pledgor or the Secured Party, addressed to the Pledgor or the Secured Party at its address specified in the Bridge Loan Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied or delivered, be effective when deposited in the mails, telecopied with confirmation of receipt, or delivered by hand, Federal Express or such other courier service to the addressee or its agent, respectively.

                  SECTION 16. Continuing Security Interest; Transfer of Notes or Obligations. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Secured Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be enforceable by the Secured Party and its respective successors, transferees and assigns, subject to and upon the terms and conditions set forth in the AMRC Shareholders' Agreement. Upon the payment in full of the Secured Obligations, the Pledgor shall be entitled to the return, promptly as practicable, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 17. Governing Law; Severability; Terms. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York (but without giving effect to principles of conflicts of laws). Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Bridge Loan Agreement, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

                  SECTION 18. Submission to Jurisdiction;  Jury Trial; Judgment.
(a) Any legal action or proceeding with respect to this Agreement or any document related hereto may be brought in the courts of the State of New York or the United States of America for the southern district of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

                  (b) To the extent that the Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Pledgor hereby irrevocably waives to the fullest extent permitted by law such immunity in respect of its obligations under this Agreement and the other Loan Documents. The Pledgor waives to the fullest extent permitted by law any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any Loan Party or the Secured Party.


                  SECTION 19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                                     AMERICAN MOBILE SATELLITE
                                                     CORPORATION


                                                     By:/s/Gary M. Parsons
                                                        ------------------
                                                         Name:  Gary M. Parsons
                                                         Title: CEO, President


Accepted and Acknowledged:


HUGHES COMMUNICATIONS SATELLITE
SERVICES, INC.


By:/s/Amnon Carr
    Name:  Amnon Carr
    Title: Assistant Treasurer

                         SCHEDULE I TO PLEDGE AGREEMENT


         Attached to and forming a part of that certain Pledge Agreement, dated as of December 30, 1997, by American Mobile Satellite Corporation to Hughes Communications Satellite Services, Inc.


                                     Stock
                    Class           Certificate                       Number of
Stock Issuer       of Stock          No(s).           Par Value         Shares


AMRC Holdings,      Common            001               $0.10             100
Inc.

                         SCHEDULE II TO PLEDGE AGREEMENT

                                PLEDGE AMENDMENT



                           This Pledge  Amendment,  dated ,     ,  is  delivered
                                                            ----
         pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of December 30, 1997, between the undersigned and Hughes Communications Satellite Services, Inc., as Secured Party referred to therein and that the Additional Shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations of the undersigned. The terms defined in the Pledge Agreement or Bridge Loan Agreement are being used herein as therein defined.

                                                 [AMERICAN MOBILE SATELLITE
                                                 CORPORATION][              ]


                                                  By:
                                                     Name:
                                                     Title:



                                        Stock
                       Class         Certificate                     Number of
Stock Issuer          of Stock          No(s).      Par Value          Shares